                                                                   EXHIBIT 10.26


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
Customer Name:
Datawave Systems , Inc.                AT&T Corp.

                        ("Customer")                      ("AT&T")
----------------------------------------------------------------------------------------------------------------------------
Customer Address:                      AT&T Address: 412 Mt. Kemble Ave.            AT&T Contract Name
101 West Fifth Avenue                  Morristown, NJ 07962                         Mark Evans
Vancouver, British Columbia
Canada V5Y 1H9
----------------------------------------------------------------------------------------------------------------------------
Datawave Contact Name                                                               AT&T Contact Telephone Number:
Clive Barwin                                                                        201-644-8170
----------------------------------------------------------------------------------------------------------------------------
Customer hereby places an order for:
X New AT&T Contract Tariff (attachment required)             [ ] Existing AT&T Contract Tariff No. ______  (attachment
                                                             required)

================================================================================
EXISTING PRICING PLAN REPLACEMENT/DISCONTINUANCE:

[ ] Check here and identify below any AT&T CT or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)
================================================================================

1. Services will be provided under the Contract Tariff ("CT") ordered hereunder, subject to the rates, terms and conditions in the CT as well as the AT&T tariffs (if any) referenced in the CT ("Applicable Tariffs"), as those Applicable Tariffs may be modified from time to time.
2. This Form (including its addenda, if any), the CT and the Applicable Tariffs constitute the entire agreement (collectively the "Agreement") between Customer and AT&T with respect to the services provided under the CT and supersede any and all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning such services or the rights and obligations relating to such services, in the event of any inconsistency between the terms of this Form (including its addenda, if any) and the CT or Applicable Tariffs, the terms of the Applicable Tariffs and CT shall prevail. In the event of any inconsistency between the terms of the CT and the Applicable Tariffs, the terms of the CT shall prevail. Except for changes to rates ( to the extent permitted under the CT ) and changes to the Applicable Tariffs, no change, modification or waiver of any of the terms of this Agreement shall be binding Unless reduced to writing and signed by authorized representatives of both parties and, to the extent required by law, filed with the FCC.
3. Except to the extent that federal law applies, the construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules.
4. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.
5. As to new CTs, Customer may, as its sole remedy, cancel this order for the CT without liability before the CT becomes effective if, without Customer's consent: (a) AT&T fails to file the CT with the FCC within 30 days after the date this Form is signed by both parties; (b).the CT as filed is not consistent with the attached illustrative copy; or (c) the CT does not go into effect within 30 days after filing.
6. Orders for existing CTs will be accepted and implemented by AT&T only if the specified CT is available when ordered and Customer is eligible for the CT.
7. Customer shall provide installation instructions and other information as required by AT&T.
8. AT&T will ship to 10,000 locations, additional locations will be shipped at standard shipping rates at the Customers expense.

================================================================================
YOUR SIGNATURE ACKNOWLEDGES THAT YOU HAVE READ, UNDERSTAND AND AGREE TO THE PROVISIONS OF THIS AGREEMENT AND THAT YOU ARE DULY AUTHORIZED TO SIGN THIS AGREEMENT.
================================================================================

CUSTOMER                                    AT&T Corp.

Full Legal Name:  DATAWAVE SYSTEMS INC.     By:  /s/  Mark P. Evans
                -----------------------        ---------------------------------
                                               Mark P. Evans

By:  /s/ Clive Barwin
   ------------------------------------

      CLIVE BARWIN - PRESIDENT                         Mark P. Evans
---------------------------------------     ------------------------------------
(Typed or Printed Name and Title)           (Typed or Printed Name and Title)

Date:     29 January 1998                   Date:    January 30, 1998
     ----------------------------------          -------------------------------

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AT&T COMMUNICATIONS                                      CONTRACT TARIFF NO. XXX
Adm. Rates and Tariffs                                       Original Title Page
Bridgewater, NJ 08807
Issued:  Iii                                                      Effective: Eee

                    ** All material on this page is new. **

                            CONTRACT TARIFF NO. XXXX

                                   TITLE PAGE

This Contract Tariff applies to AT&T Commercial Prepaid Card Service - Unit Option for interstate communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

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AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs                                           Original Page 1
Bridgewater, NJ 08807
Issued:  Iiii                                                    Effective: Eeee


                            CONTRACT TARIFF NO. XXXX

                                  CHECK SHEET


The Title Page and Pages 1 through 5 inclusive of this tariff are effective as of the date shown.


                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
Check Sheet......................................................     1
List of Concurring, Connecting and Other Participating Carriers..     1
Explanation of Symbols - Coding of Tariff Revisions..............     1
Trademarks and Service Marks.....................................     2
Explanation of Abbreviations.....................................     2
Contract Summary.................................................     3

LIST OF CONCURRING, CONNECTING AND OTHER, PARTICIPATING CARRIERS
CONCURRING CARRIERS - NONE
CONNECTING CARRIERS - NONE
OTHER PARTICIPATING CARRIERS - NONE


EXPLANATION OF SYMBOLS - Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

    R - to signify reduction.
    I - to signify increase.
    C - to signify changed regulation
    T - to signify a change in text but no change in rate or regulation. S - to signify reissued matter.
    M - to signify matter relocated without change.
    N- to signify new rate or regulation.
    D - to signify discontinued rate or regulation.
    Z - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

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AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs                                           Original Page 2
Bridgewater, NJ 08807
Issued:  Iiii                                                    Effective: Eeee


                    ** All material on this page is new. **

                            CONTRACT TARIFF NO. XXXX

1. SERVICES PROVIDED - AT&T Commercial Prepaid Card Service - Unit Option (AT&T Tariff F.C.C No. 1).

2.  TERM OF CONTRACT; RENEWAL OPTIONS - The Initial Term of this Contract is two
(2) years from the Customer's Initial Order Date ("CIOD") which shall be the date of the Customer's first bill; For purposes of this Contract Tariff, Contract Year One shall be the initial twelve months beginning on the CIOD If the Customer satisfies its MAPC, as defined in Section 3, following, during the Initial Term; no renewal option.

3. MINIMUM PURCHASE REQUIREMENT - The Minimum Purchase Requirement ("MPR") of Service for the Term of this Contract Tariff is sixty million (60,000,000) units. The MPR will be satisfied with the same qualified usage as specified for the Service in AT&T Tariff F.C.C. No. 1 as amended from time to time.

A. MINIMUM ANNUAL PURCHASE COMMITMENT- The Minimum Annual Purchase (MAPC") of Service in Contract Year One is thirty million (30,000,000) units. The MAPC of Service in Contract Year Two is thirty million (30,000,000) units. The MAPC will be satisfied with the same qualified usage as specified for the Service in AT&T Tariff F.C.C. No. 1, as amended from time to time.

B. SHORTFALL CHARGE - If, at the end of a Contract Year, the Customer has failed to satisfy the MAPC for that Contract Year, the Customer will be billed a Shortfall Charge. The customer will be billed as a Shortfall Charge the following amount: (( the difference between MAPC (30,000,000) for that Contract Year and the units purchased during that Contract Year)* $0.048 per unit). This Shortfall Charge is in addition to the rates per unit as listed in Section 7., following, that the Customer must pay. The Shortfall Charge will be as follows:

For example: the Customer purchased twenty-five million (25,000,000) units in Contract Year One. AT&T will subtract the twenty-five million (25,000,000) units from the MAPC (30,000,000) for a difference of five million (5,000,000) units. The Shortfall Charge will then be 5,000,000 * $0.048 = $240,000.

4. CONTRACT PRICE - The Contract Price for AT&T Commercial Prepaid Card Service is the same as specified in AT&T Tariff F.C.C. No. 1, amended from time to time, except as specified in Section 7.A. following. AT&T reserves the right to increase from time to time the rates for the Services Provided under this Contract Tariff, regardless of any provisions in this Contract Tariff that would otherwise stabilize rates or limit rate increases, relating to charges imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction. AT&T will make rate adjustments under this provision as-necessary. For example: AT&T may impose additional charges or decrement additional units AT&T Commercial Prepaid Card Service - Unit Option Cards.

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AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs                                           Original Page 3
Bridgewater, NJ 08807
Issued:  Iiii                                                    Effective: Eeee


                    ** All material on this page is new. **

5. DISCOUNTS - None.

6. CLASSIFICATIONS, PRACTICES AND REGULATIONS

A. Except as otherwise provided in this Contract Tariff, the rates and regulations that apply to the Services Provided specified in Section 1., preceding, are as set forth in the AT&T tariffs that are referenced in Section I., preceding, as such tariffs are amended from time to time.

  1. PURCHASE ORDERS

All references in the Applicable AT&T Tariffs to "tariffs", "tariffed services", or other variations thereof shall also mean this Contract Tariff and the services provided under this Contract Tariff.

Except as otherwise provided in this Contract Tariff and the Associated AT&T Contract Tariff, the terms, rates, regulations and conditions apply as set forth in AT&T Tariff F.C.C: No. I, pertaining to AT&T Commercial Prepaid Card Service, as amended from time to time.


  (a) To fulfill the MAPC described in Section 3., preceding, Customers may place one or more purchase orders for AT&T Commercial Prepaid Card Service-Unit Option Cards under this Contract Tariff. The Customer may select any of the following unit denominations 15-, 30-, 60-, 100-, 200- or 300-Unit card. At AT&T's discretion, other unit denominations may be offered to the Customer under this Contract Tariff.


  2. BILLING - AT&T will bill at only one (l) customer location for all AT&T Commercial Prepaid Card Service-Unit Option Cards ordered by the Customer.

B. MONITORING CONDITIONS - None

C. PROMOTIONS, CREDITS AND WAIVERS. The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in
Section 1.

D. DISCONTINUANCE - The Customer may discontinue this Contract Tariff at any time during the Initial Term, provided the Customer (1) has not discontinued another AT&T Contract Tariff Term Plan, AT&T Flex Plan or AT&T Service with a revenue, volume or term commitment without liability in conjunction with its order for this Contract Tariff, and (2) the Customer this Contract Tariff with another AT&T Contract Tariff for AT&T Commercial Prepaid Card Service, - Unit Option Cards as specified in AT&T Tariff F.C.C. No. 1, with equal or greater volume or revenue commitments and with a term equal to or greater than the remaining term of this Contract Tariff and (3) Notifies AT&T in writing, at least 30 days prior to the requested date of disconnect, of its intent to discontinue.
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AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs                                           Original Page 1
Bridgewater, NJ 08807
Issued:  Iiii                                                    Effective: Eeee

                    ** All material on this page is new. **


6. CLASSIFICATIONS, PRACTICES AND REGULATIONS (CONTINUED)

If the Customer discontinues this Contract Tariff for any reason other than specified above, prior to the expiration of the Initial Term and without having satisfied the MPR during the Initial Term of this Contract Tariff, the Customer will be assessed a Termination Charge. The Termination Charge shall be calculated as follows. First, determine the total number of units purchased by the Customer during the Initial Term of this Contract Tariff prior to discontinuance. Second, AT&T will calculate the combined total number of units purchased in 15, 30 and 60 unit denominations and the combined total number of units purchased in 100, 200, and 300 unit denominations. Third, based on the total number of units purchased by the Customer during the Initial Term of this Contract Tariff, AT&T will use the Rate Schedule set forth below to determine the additional amount owed by Customer per unit of service purchased under this Contract Tariff. If the Customer purchased any unit denominations other than 15, 30, 60, 100, 200, or 300 units under this Contract Tariff any such denominations that were less than 100 units shall be assessed the be assessed the additional per unit cost for the 100, 200, and 300 unit denominations. Finally, AT&T will multiply the units purchased by the appropriate amount indicated on the Rate Schedule below to calculate the additional amount owed by Customer as Termination Charges. The Customer shall then be billed by AT&T for that amount. Customer shall pay such bill within (30) days of receipt.


TERMINATION CHARGE SCHEDULE

TOTAL NUMBER OF UNITS                                TERMINATION
---------------------             CARD UNIT             PRICE
      PURCHASED                 DENOMINATION           PER UNIT
      ---------                 ------------         -----------
0-1,100,000                     15,30,60                 $0.06
                                100,200,300              $0.05
1,100,001 - 25,000,000          15,30,60                 $0.05
                                100,200,300              $0.04
25,000,001 - 40,000,000         15,30,60                 $0.03
                                100,200,300              $0.02
40,000,001 - 59,999,999         15,30,60                 $0.02
                                100,200,300              $0.02


For example, assume that the Customer purchased 15,000,000 units, of AT&T Prepaid Card Service (10,000 units in 30 unit cards and 5,000,000 units in 100 unit cards), prior to discontinuing this Contract Tariff, The Termination Charge would be $0.05 on all 15-, 30-, 60- AT&T Commercial Prepaid Card Units obtained, not having paid a Shortfall Charge on, pursuant to this Contract Tariffs termination. In this example, the Termination Charge would be $700,000. (10,000,000 * $0.05) * (5,000,000 $0.04) = $700,000.

Any AT&T Commercial Prepaid Card Service - Unit Option Cards purchased by the Customer after the Customer notifies AT&T of discontinuance of this Contract Tariff, must be paid for prior to shipment.

E. OTHER REQUIREMENTS - AT&T reserves the right to establish, change or eliminate expiration dates or periods for the units of Service sold pursuant to this Contract Tariff.

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AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs                                           Original Page 5
15 Bridgewater, NJ 08807
Issued:  Iiii                                                    Effective: Eeee


                    ** All material on this page is new. **


F. AVAILABILITY - This Contract Tariff has been developed for Customers who: (1) will order this Contract Tariff only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; (2) are current in payment to AT&T for its existing tariffed telecommunications services. This Contract Tariff is available to any similarly situated Customer who orders service within 30 days after the effective date of this Contract Tariff for initial installation of the Services provided under this Contract Tariff within 30 days after the date ordered.

7. Rates

A. AT&T PREPAID CARD SERVICE

          ITEM DESCRIPTION                       PRICE PER
                                                    UNIT
AT&T Commercial PrePaid Card Service-Units         $0.175